                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934




                                  January 18, 1999
                 Date of Report (Date of earliest event reported):




                                    SUPERGEN, INC.
                          --------------------------------
                (Exact name of registrant as specified in its charter)




         Delaware                      0-27628                91-1841574
         --------                    -----------         -------------------
      (State or other                (Commission            (IRS Employer
      jurisdiction of                File Number)        Identification No.)
      incorporation)


     Two Annabel Lane, Suite 220, San Ramon, California             94583
     --------------------------------------------------          ----------
           (Address of principal executive offices)              (Zip Code)




         Registrant's telephone number, including area code:  (925) 327-0200

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ITEM 5.   OTHER EVENTS

     On January 18, 1999, SuperGen, Inc. ("SuperGen") and Royale Acquisition Corp., a wholly-owned subsidiary of SuperGen, entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with Sparta Pharmaceuticals, Inc. ("SPI") providing for the merger of Royale Acquisition Corp. with and into SPI (the "Merger"). Upon the effectiveness of the Merger, the separate corporate existence of Royale Acquisition Corp. shall cease and SPI shall continue as the surviving corporation and a wholly-owned subsidiary of SuperGen. A copy of the Reorganization Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     On January 19, 1999, Supergen issued a press release announcing execution of the Reorganization Agreement. A copy of the press release is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements:  Not applicable.

     (b)  Pro Forma Financial Information:  Not applicable

     (c)  Exhibits.

          2.1 Agreement and Plan of Reorganization by and among SuperGen, Inc., Royale Acquisition Corp., and Sparta Pharmaceuticals, Inc. dated as of January 18, 1999.

          99.1      Press release dated January 19, 1999.


                                      -2-

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SUPERGEN, INC.


Date:  January 25, 1999            By: /s/ Joseph Rubinfeld
                                       --------------------------------------
                                       Joseph Rubinfeld, Ph.D.
                                       Chief Executive Officer, President and
                                       and Director


                                      -3-

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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
2.1            Agreement and Plan of Reorganization by and among SuperGen, Inc.,
               Royale Acquisition Corp., and Sparta Pharmaceuticals, Inc. dated as of January 18, 1999.

99.1           Press release dated January 19, 1999.